Exhibit 99.1

AMERISOURCEBERGEN CLOSES $500 MILLION SENIOR NOTE OFFERING

VALLEY FORGE, PA, May 19, 2020 — AmerisourceBergen Corporation (NYSE: ABC) today announced the closing of its public offering of $500 million aggregate principal amount of its 2.800% Senior Notes due May 15, 2030 (the “Notes”), in an underwritten registered public offering. The offering was made pursuant to an effective shelf registration statement AmerisourceBergen filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2018.

AmerisourceBergen intends to use the net proceeds from the offering to redeem all of its 3.500% Senior Notes due November 15, 2021 (CUSIP 03073E AJ4) (the “2021 Notes”) and for general corporate purposes.

The joint book-running managers for the offering were BofA Securities, Inc., MUFG Securities Americas Inc. and U.S. Bancorp Investments, Inc. AmerisourceBergen filed a final prospectus supplement and an accompanying prospectus with the SEC in connection with the offering of the Notes. Copies of these materials can be made available by contacting: BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, North Carolina 28255, Attention: Prospectus Department, (phone: (800) 294-1322); MUFG Securities Americas Inc. at 1221 Avenue of the Americas, 6th Floor, New York, New York 10020, Attention: Capital Markets Group, (fax: (646) 434- 3455); or U.S. Bancorp Investments, Inc. at 214 North Tryon Street, 26th Floor, Charlotte, North Carolina 28202, Attention: Credit Fixed Income, (fax: (704) 335-2393). Electronic copies of the final prospectus supplement and accompanying prospectus are also available on the SEC’s Web site at www.sec.gov.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. In addition, this news release does not constitute a notice of redemption for any of the 2021 Notes. Holders of the 2021 Notes should refer to the notice of redemption delivered to the registered holders of the 2021 Notes by U.S. Bank National Association, as trustee for the 2021 Notes.

About AmerisourceBergen

AmerisourceBergen provides pharmaceutical products, value-driving services and business solutions that improve access to care. Tens of thousands of healthcare providers, veterinary practices and livestock producers trust us as their partner in the pharmaceutical supply chain. Global manufacturers depend on us for services that drive commercial success for their products. Through our daily work—and powered by our 22,000 associates—we are united in our responsibility to create healthier futures. AmerisourceBergen is ranked #10 on the Fortune 500, with more than $175 billion in annual revenue. The company is headquartered in Valley Forge, Pa. and has a presence in 50+ countries.

AmerisourceBergen’s Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: unfavorable trends in brand and generic pharmaceutical pricing, including in rate or frequency of price inflation or deflation; competition and industry consolidation of both customers and suppliers resulting in increasing pressure to reduce prices for our products and services; changes in the United States healthcare and regulatory environment, including changes that could impact prescription drug reimbursement under Medicare and Medicaid; increasing governmental regulations regarding the pharmaceutical supply channel and pharmaceutical compounding; declining reimbursement rates for pharmaceuticals; continued federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; continued prosecution or suit by federal, state and other governmental entities of alleged violations of laws and regulations regarding controlled substances, including due to failure to achieve a global resolution of the multi-district opioid litigation and other related state court litigation, and any related disputes, including shareholder derivative lawsuits; increased federal scrutiny and litigation, including qui tam litigation, for alleged violations of laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services, and associated reserves and costs; failure to comply with the Corporate Integrity Agreement; material adverse resolution of pending legal proceedings; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; changes to customer or supplier payment terms, including as a result of the COVID-19 impact on such payment terms; risks associated with the strategic, long-term relationship between Walgreens Boots Alliance, Inc. and the Company, including principally with respect to the pharmaceutical distribution agreement and/or the global generic purchasing services arrangement; changes in tax laws or legislative initiatives that could adversely affect the Company’s tax positions and/or the Company’s tax liabilities or adverse resolution of challenges to the Company’s tax positions; regulatory or enforcement action in connection with our former compounded sterile preparations (CSP) business or the related consent decree; managing foreign expansion, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws, economic sanctions and import laws and regulations; financial market volatility and disruption; the loss, bankruptcy or insolvency of a major supplier, including as a result of COVID-19; substantial defaults in payment, material reduction in purchases by or the loss, bankruptcy or insolvency of a major customer, including as a result of COVID-19; financial and other impacts of COVID-19 on our operations or business continuity; changes to the customer or supplier mix; malfunction, failure or breach of sophisticated information systems to operate as designed; risks generally associated with data privacy regulation and the international transfer of personal data; natural disasters or other unexpected events that affect the Company’s operations;

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the impairment of goodwill or other intangible assets (including any additional impairments with respect to foreign operations), resulting in a charge to earnings; the acquisition of businesses that do not perform as expected, or that are difficult to integrate or control, or the inability to capture all of the anticipated synergies related thereto or to capture the anticipated synergies within the expected time period; the Company’s ability to manage and complete divestitures; the disruption of the Company’s cash flow and ability to return value to its stockholders in accordance with its past practices; interest rate and foreign currency exchange rate fluctuations; declining economic conditions in the United States and abroad; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting the Company’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors), in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and elsewhere in that report, (ii) in Item 1A (Risk Factors), in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and elsewhere in that report and (iii) in other reports filed by the Company pursuant to the Securities Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by the federal securities laws.

Contact:	Bennett S. Murphy
Senior Vice President, Investor Relations
610-727-3693
bmurphy@amerisourcebergen.com

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